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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 6, 2003

                               HMS HOLDINGS CORP.

             (Exact name of registrant as specified in its charter)


      New York                            0-50194                            11-3656261
(State of Incorporation)           (Commission File Number)               (I.R.S. Employer
                                                                        Identification Number)
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                 401 Park Avenue South, New York, New York 10016
               (Address of principal executive offices, zip code)

                                 (212) 725-7965
              (Registrant's telephone number, including area code)

                                 Not Applicable
              (Former name, former address, and former fiscal year,
                         if changed since last report.)
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

         99.1 Press Release dated May 6, 2003 (furnished pursuant to Item 12 of Form 8-K, under Item 9 of this report).

ITEM 9. REGULATION FD DISCLOSURE

         On May 6, 2003, HMS Holdings Corp. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1.

         In accordance with the interim guidance contained in SEC Release No.
33-8216, the information in this Form 8-K and the attached Exhibit hereto is being furnished pursuant to "Item 12. Disclosure of Results of Operations and Financial Condition" under "Item 9. Regulation FD Disclosure."

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing by the
Company under the Securities Act of 1933 or the Exchange Act.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  May 6, 2003

                                         HMS Holdings Corp.


                                         By: /s/ William F. Miller III
                                         ---------------------------------------
                                         William F. Miller III
                                         Chairman and
                                         Chief Executive Officer
                                         (Principal Executive Officer)




                                         By: /s/ Philip Rydzewski
                                         ---------------------------------------
                                         Philip Rydzewski
                                         Chief Financial Officer
                                         (Principal Financial Officer and
                                         Accounting Officer)